UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant
Check the appropriate box;
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Hologic, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (check all boxes that apply):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6)(i) and 0-11

Your **Vote** Counts!

HOLOGIC, INC.

2023 Annual Meeting
Vote by March 8, 2023 11:59 PM ET. For shares held in a Plan, vote by March 6, 2023 11:59 PM ET.

HOLOGIC, INC.
250 CAMPUS DRIVE
MARLBOROUGH, MA 01752

D94395-Z83648-P81399

You invested in HOLOGIC, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on March 9, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

March 9, 2023
8:00 a.m. ET

250 Campus Drive
Marlborough, MA 01752

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the meeting, please visit www.hologic.com/locations.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors	
Nominees:	
1a. Stephen P. MacMillan	For
1b. Sally W. Crawford	For
1c. Charles J. Dockendorff	For
1d. Scott T. Garrett	For
1e. Ludwig N. Hantson	For
1f. Namal Nawana	For
1g. Christiana Stamoulis	For
1h. Stacey D. Stewart	For
1i. Amy M. Wendell	For
2. A non-binding advisory resolution to approve executive compensation.	For
3. A non-binding advisory vote on the frequency of future advisory votes to approve executive compensation.	One Year
4. Approval of the Hologic, Inc. Amended and Restated 2008 Equity Incentive Plan.	For
5. Approval of the Hologic, Inc. Amended and Restated 2012 Employee Stock Purchase Plan.	For
6. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D94396-Z83648-P81399